UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14A

(RULE 14a-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MAJOR LEAGUE FOOTBALL, INC
(Name of Registrant as Specified in its Charter)

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check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MAJOR LEAGUE FOOTBALL, INC

15515 Lemon Fish Drive

Lakewood Ranch, FL 34202

(847) 924-4332

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11a.m. (EST) On December 1, 2022 (via zoom)

October 28, 2022

Dear Fellow Shareholder:

The 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting” or “Meeting”) of Major League Football, Inc. “Company, “we”, or “us”) will be held at 11:00 a.m., Eastern Standard Time on Thursday, December 1, 2022. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting online at www.virtualshareholdermeeting.com/MLFB2022SM

You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1)  To elect three directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal;

(2)  To ratify the appointment of Salberg & Company, PA as our independent registered public accounting firm for the fiscal year ended April 30, 2023; and

(3)  To ratify the Company’s Amended and Restated Bylaws to increase the authorized number of common shares.

All shares represented by Proxies will be voted at the 2022 Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the Proxy confers authority to vote “FOR” for each of the forgoing proposals.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Proxy Statement is in the best interest of the Company and its shareholders and recommends a vote “FOR” each of the forgoing proposals.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

Thank you for your investment and continued interest in Major League Football, Inc.

Sincerely,

/s/ Frank Murtha
Name: Frank Murtha
Title: Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 2022

The notice of annual meeting, the proxy statement and our 2022 Annual Report on Form 10-K are available on our website at https://irsites.com/mlfb/ [irsites.com]. Additionally, in accordance with the Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com

IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. AT LEAST THIRTY-THREE AND ONE-THIRD PERCENT (33 1/3%) OF THE VOTING POWER OF THE COMPANY’S OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM

PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Major League Football, Inc. (the “Company”, “we” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2022 Annual Meeting”) of the Company, to be held on December 1, 2022 Eastern Standard Time at 11:00 a.m. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.corn/mlf. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about October 25, 2022.

Only stockholders of record at the close of business on October 18, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 829,565,300 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock were held by approximately 526 qualified shareholder in securities positions listings of our capital stock, respectively. One such holder is Cede & Co., a nominee for Depository Trust Company, or DTC. Shares of common stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of at least 33 1/3 percent of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Martin Ryan, Emerging Growth Services, to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Murtha in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Murtha will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s CEO stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will, upon request, reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Q. When is the Meeting?

A. December 1, 2022, at 11:00 PM. Eastern Standard Time.

Q. Where will the Meeting be held?

A. You may attend the Meeting via the Internet at www.virtualshareholdermeeting.com/MLFB2022SM [virtualshareholdermeeting.com]

If you plan to attend virtually, we recommend that you log in to the Meeting fifteen minutes before the scheduled meeting time on December 1, 2022, to ensure you are logged in when the Meeting starts.

Q. Will there be a Q&A session during the Meeting?

A. As part of the Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last earnings release;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or CEO in their reasonable judgment.

Q. Why am I receiving these Proxy Materials?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 3022 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2022 Annual Meeting on or about October 3, 2022. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2022 Annual Meeting. You are invited to virtually attend the 2022 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof At the close of business on the Record Date, 829,565,300 shares of the Company’s Common Stock were issued and outstanding. At the close of business on the October 18, 2022 Record Date, the Common Stock were held by approximately 527 holders in securities positions listings of our capital stock, respectively. One such holder is Cede & Co., a nominee for Depository Trust Company, or DTC. Shares of common stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. As such, holders of Common Stock are entitled to a total of 829,565.300 votes.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, virtually or by proxy, of the holders of at least 33 1/3 percent of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q. What will be voted on at the Meeting?

A. The following chart sets forth the proposals scheduled for a vote at the 2022 Annual Meeting and the vote required for such proposals to be approved.

Board Proposal	Vote Required	Voting Options	Recommendation

Proposal 1: To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors”

Proposal 2: To ratify the appointment of Salberg & Company PA as our independent registered public accounting firm for the fiscal year ending April 30, 3023.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2022 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. Broker discretionary voting is allowed for Proposal 2.

		“FOR”; or “AGAINST”; or “AB STAIN”	“FOR” to ratify auditors Salberg & Co.

Proposal 3: To ratify the Company’s Amended and Restated Bylaws which provides for increases of authorized shares.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2022 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board.

		“FOR”; or “AGAINST”; or “AB STAIN”	“FOR” ratification of Amended Bylaws

Q. What shares can I vote at the Meeting?

A. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Action Stock Transfer, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote at the 2022 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2022 Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the 2022 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2022 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares at the 2022 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2022 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2022 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares?

A. Stockholders who attend the virtual 2022 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/MLFB2022SM to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q. How do I gain admission to the virtual 2022 Annual Meeting?

A. You are entitled to participate in the virtual 2022 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on October 3, 2022, the Record Date. To attend online and participate in the 2022 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log into www.virtualshareholdermeeting.com/MLFB2022SM. Beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2022 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 11:30 a.m. Eastern Standard Time.

Stockholders have multiple opportunities to submit questions to the Company for the 2022 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/MLFB2022SM. There will be a Q&A session during the Meeting” for information about how the Q&A session at the Meeting will be conducted.

Q. How are my shares voted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3 in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the nonroutine proposals.

We believe that under applicable rules, Proposal 2 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 2.

Brokers or other nominees cannot vote on Proposal 1 and Proposal 3 without instructions from beneficial owners. Only votes “FOR” will affect the outcome of the vote on Proposal 1 and Proposal 3. As such, broker non-votes will not affect the outcome of the vote on Proposal 1 and Proposal 3.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

With regard to Proposal 3, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

Q. Are dissenters’ rights available with respect to any of the proposals?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. We have engaged Emerging Growth Services LLC to assist in the solicitation of proxies and provide related advice and informational support, for a fee of $5,000 plus reimbursable expenses. In addition, we have agreed to indemnify Emerging Growth Services LLC and certain related persons against certain liabilities arising out of or in connection with their engagement.

Q. Is there a list of stockholders entitled to vote at the Meeting?

A. The names of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting for any purpose relevant to the Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Standard Time), at our principal executive offices at Major League Football, Inc., 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202, by contacting our Chief Executive Officer. The list of these stockholders will also be available for examination by our stockholders during the Meeting and on the Meeting webpage for stockholders that have accessed the Meeting as a stockholder.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive office as follows:

Investor Relations:	Major League Football, Inc.	Martin Ryan
	15515 Lemon Fish Drive	Emerging Growth Services
	Lakewood Ranch, FL 34202	213 4th St E # 400
	(847) 924-4332	St. Paul, MN 55101
	Email: info@mlfb.com	(952) 653-1888
Martin@emerginggrowthservices.com

ELECTION OF DIRECTORS

Nomination of Directors

The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)  The appropriate size of the Board;

(2)  The Company’s needs with respect to the particular talents and experience of its directors; and

(3)  The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards (which the Company has applied to list under), diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Major League Football, Inc., 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors, or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Frank Murtha, John JJ Coyne, and Britt Jennings as nominees for election as members of our Board at the 2022 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2022 Annual Meeting, three directors will be elected to the Board.

Information Regarding Directors

Name	Age	Position
Frank Murtha	77	President, CEO and Director
John JJ Coyne	57	EVP and Director
Britt Jennings	55	Director

Frank J. Murtha has served as our contract President and Chief Executive Officer and a Director since February 2020, and previously served as Senior Executive Vice President from June 2017 to February 2020. He attended the University of Notre Dame, received a BA degree in Government & International Relations, and was a member of the varsity baseball team. Mr. Murtha attended Northwestern University School of Law, where he received his JD and was the Recipient of two Ford Foundation grants for advanced study in criminal law. He worked at a major Union Pension Fund, assigned to legal staff working primarily on real estate and secured transaction matters in connection with loan portfolio and was House Counsel in his last position. He then worked at the US Department of Justice (“DOJ”), as an Assistant US Attorney for the Northern District of Illinois. Mr. Murtha was assigned to the Special Investigations Unit, handling primarily complex financial crimes. He handled numerous high-profile cases involving bank, insurance, and corporate frauds as well as several major organized crime prosecutions. Mr. Murtha resigned his position with the DOJ when US Attorney James R. Thompson (who was one of his teachers at Northwestern Law) left office to begin his successful campaign for Illinois Governor. Mr. Murtha then entered private law practice specializing in civil and criminal litigation, real estate transactions and representation of athletes. From 1983 to present, he has represented professional athletes and media talent in contract negotiations, and tax and financial planning and also represented high net worth individuals in the acquisitions of sports franchises and properties. Mr. Murtha has represented major stars and minor league players in baseball and football, including Wade Boggs, and Randy Johnson, Craig Counsel, Joe Girardi and Cecil Fielder and Bobby Thigpen. Mr. Murtha is President of Professional Sports Consultants, Inc., with offices in the Chicago area, a full-service firm that includes full time marketing personnel. This practice includes football and baseball, with present and former clients including Kevin Carter, Olandis Gary, Al Del Greco, Brad Meester, Akiem Hicks, Corey Clement, Cooper Carlisle, Ed Hartwell, David Bowens, Jason Baker and Nigel Thatch, better known as “Leon,” of Budweiser commercial fame and currently portraying Malcolm X in the movie Selma and the series Godfather of Harlem. Mr. Murtha has extensive experience in arbitration and litigation matters as well as labor-management issues and formed and headed the first union for the Arena Football League Players in 2000, successfully negotiating its first Collective Bargaining Agreement. Mr. Murtha is Adjunct Professor at Northwestern University Graduate School, teaching Sports Labor Relations and Negotiations.

Aside from the above, Mr. Murtha does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

John JJ Coyne has served as our contract Executive Vice President since July 2017 and as a Director since February 2020. Previously, Mr. Coyne was Vice President of Supply Chain Management and Project Management for the Company from December 2013 to July 2017.Previously, Mr. Coyne was the Director of Procurement & Supply Chain Management at Vubiquity (formerly Avail-TVN), a privately held media and entertainment company, the largest global provider of end-to-end premium content managed services and technical solutions. Previous to Vubiquity, Mr. Coyne held the positions of Supply Chain Manager, Master Scheduler and Senior Buyer/Planner with Orchid Orthopedic Solutions (formerly Sandvik Medical Solutions), a world-leader in contract design and manufacture of implants, complex spinal surgical instruments, and innovative technologies for the orthopedic, dental, and cardiovascular markets. Before transitioning to the private sector, Mr. Coyne enjoyed a successful and decorated career in the United States Navy where he served as a Supply Corps Officer in the aviation, surface, and submarine enterprises. Mr. Coyne holds a Bachelor of Science in Economics from Excelsior College, a Master of Science in Operations Management from the University of Arkansas, a Master of Business Administration (Sports Management) from Columbia Southern University and a Master Certificate in Applied Project Management from Villanova University.

Aside from the above, Mr. Coyne does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Britt Jennings has served as a Director of our company since February 2020. Over a successful thirty-year career, Mr. Jennings has focused on providing strategic taxation and accounting services for high-net-worth individuals and small to medium-sized businesses, including clients in the real estate industry. Mr. Jennings has experience in a wide array of business classifications, from construction to personal service to research & development. Since January 19, 2019, Mr. Jennings has been the manager of Bedrock Loans, LLC, which manages the Bedrock Fund. From January 1, 1999 to December 31, 2019, Mr. Jennings was the Founder of Jennings and Associates, PLLC, a full services tax and accounting firm in Atlanta, Georgia. Mr. Jennings holds a Bachelor of Science in Accounting and Master of Taxation degrees from Georgia State University and is a licensed Certified Public Accountant in the State of Georgia.

Qualification of Directors

The Nominating Committee believes that each of the directors named above has the necessary qualifications to be a member of the Board of Directors. The Nominating Committee believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Vote Required and Recommendation of the Board

Directors are elected by plurality of the votes cast at the Meeting. If a quorum is present and voting at the Meeting, the three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board (Audit Committee) has selected Salberg & Company, PA (“Salberg”) as our independent registered public accounting firm for the fiscal year ended April 30, 2023, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2022 Annual Meeting. Salberg has audited the Company’s financial statements since 2019. Representatives of Salberg are expected to be present at the 2022 Annual Meeting. The representatives of Salberg will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Salberg as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of Salberg and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Board (Audit Committee) reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed or expected to be billed for audit and other services provided by Salberg for the fiscal years ended June 30, 2022 and 2021. Salberg has served as our principal accounting firm since July 2019.

	Fiscal year Ended April 30, 2022	Fiscal year Ended April 30, 2021
Audit fees (1)	$51,287	$48,261
Audit-Related Fees (2)	4,837	-
Tax fees	-	-
All other fees	-	-
Total	$56,124	$48,261

(1)

Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q.

(2)	Audit-Related Fees. These are fees for audit related consulting relating to registration statements.

Pre-Approval Policies and Procedures

Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Board determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting. All fees that were incurred in fiscal year 2022 were pre-approved by the Board.

Vote Required and Recommendation of the Board

The affirmative “FOR” vote of a majority of the votes cast by the stockholders entitled to vote at the Nov 1, 2022 Annual Meeting is required to approve this proposal.

Because broker discretionary voting is allowed for this Proposal 2, we do not expect any broker non-votes for this proposal. Abstentions will not be counted as votes cast, and thus, will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF

MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2023.

PROPOSAL 3

RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED BYLAWS

On January 3rd, 2022 the Board of Directors of the Company approved and restated bylaws to increase the existing authorized shares to 950,000,000 (Hundred Million).

On August 25, 2022, the Board of Directors of the Company approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws replaced the Company’s then-existing bylaws (the “Prior Bylaws”) in the number of total authorized shares of the Company to 2,000,000,000 (Two Billion)

Vote Required and Recommendation of the Board

We are hereby seeking shareholder ratification of our prior August 25 and January 3, 2022, adoptions of the Amended and Restated Bylaws in the place of the Prior Bylaws as described above. While Delaware Law requires shareholder approval to amend the ByLaws, the Company’s failure to seek shareholder approval at that time does not render the Company’s adoption of the ByLaws as invalid. Although stockholder approval is not required to adopt the Amended and Restated Bylaws, the Board of Directors values the opinions of our stockholders as expressed in their votes and determined to seek a non-binding, advisory stockholder vote to ratify the Amended and Restated Bylaws. The vote is advisory and will not be binding upon the Company or the Board of Directors.

Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the ratification of the Amended and Restated Bylaws.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on the outcome of the vote on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED BYLAWS

BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal. The Company encourages, but does not require, directors to attend annual meetings of stockholders. There have been standing committee meetings and informal discussions of the Board, but no formal meetings of the Board during the last fiscal year. This is the first annual meeting of stockholders.

Board Composition and Election of Directors

Director Independence

Although we are currently traded on the OTC Pink Sheet Market, we have determined that our three board members are not independent directors. We do not have any audit, governance or compensation committees but our Directors act on every company matter. Our board members are not paid for their service as board members. In making these determinations as to our lack of independence, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Report of the Board of Directors. The Board has responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Board reviews the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Board reviewed with Salberg and Company, LP which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Board under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with Salberg and Company LP its independence from management and the Company, has received from Salberg and Company, LP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Salberg and Company, LP’s communications with the Board concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Board meets annually with Salberg and Company, LP to discuss the overall scope of its services, and the overall quality of the Company’s financial reporting for each fiscal year end. Salberg and Company, LP, as the Company’s independent registered public accounting firm, also periodically updates the Board about new accounting developments and their potential impact on the Company’s reporting. The Board’s meetings with Salberg and Company, LP were held with management present. The Board does not provide any expert assurance or professional certification regarding the Company’s financial statements. The Board relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Board has recommended, that the ratification of the appointment of Salberg and Company, LP as the Company's independent registered public accounting firm for the fiscal year ended April 30, 2023 be submitted as a proposal at the Meeting.

Corporate Governance Committee

The Corporate Governance and Nominating Committee, consisting of the entire 3 person Board, is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:

•	identifying and recommending candidates for membership on our Board;
•	including nominees recommended by stockholders;
•	reviewing and recommending the composition of our committees; and
•	overseeing our code of business conduct and ethics, corporate governance guidelines and reporting

Board Leadership Structure

The Board currently consists of three directors. We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Murtha to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management.

Board’s Role in Risk Management

Risk oversight is an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board members and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Board reviews information regarding liquidity and operations, and oversees management’s financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Board also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, Management reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Board includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. Because there are only two employees, the emphasis on compensation policies or programs has little review or oversight by the Board. The Board also reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and bylaws.

The entire Board is regularly informed through reports and members of our management team about risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Board Diversity

While the Board is concerned with Diversity, the Board today is not viewed as diverse. The Company’s financial situation does not permit us to expand the Board. Rest assured however, the Board, on an annual basis, does review the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	Personal and professional integrity, ethics and values;
•	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•	Experience as a board member or executive officer of another publicly-held company;
•	Strong finance experience;
•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual
•	orientation, place of residence and specialized experience;
•	Experience relevant to our business industry and with relevant social policy concerns; and
•	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Communications with our Board of Directors

Stockholders seeking to communicate with members of the Board should submit their written comments to Major League Football, Inc., 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202 Attn: Frank Murtha. Mr. Murtha will forward such communications to each member of the Board; provided that, if in the opinion of Mr. Murtha, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Ethics and Business Conduct

The Company has adopted a Code of Conduct.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Corporate Governance

Our Related Persons Transaction Policy, and other relevant documents are available, free of charge, on our website at https://mlfb.com/ The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Compensation

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our directors who served on our Board for the year ended April 30, 2022.

DIRECTOR COMPENSATION

There was no compensation of directors or expenses reimbursed for the fiscal year ending April 30, 2022.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Frank J. Murtha	$0	0	0	0	0	0	$0
John JJ Coyne	$0	0	0	0	0	0	$0
Britt Jennings	$0	0	0	0	0	0	$0

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of September 15, 2022. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Name	Age	Position
Frank Murtha	77	President, CEO and Director

Gregory Campbell	61	Chief Financial Officer

Britt Jennings	55	Director

John JJ Coyne	57	Executive Vice President and Director

Michael McCarthy	69	Senior Vice President of Football Operations

Kevin McLenithan	44	Vice President of Sales, Marketing and Investor Relations

Steve Videtich	51	Vice President of Team Interface

Set forth below is a brief description of the background and business experience of our executive officers:

Frank Murtha is our Chief Executive Officer, Chief Technology Officer, and Chairman of the Board. A description of Mr. Murtha’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Gregory Campbell is our Chief Financial Officer. Previously, Mr. Campbell was Executive VP and Chief Financial Officer of the Detroit Pistons from September 2014 to June 2021. Prior to that he served as Chief Financial Officer for the Memphis Grizzlies from October 2004 to May 2008 and was eventually promoted to President, Business Operations from May 2008 to April 2013. Mr. Campbell has held similar positions in the original XFL (2001) , AFL (2002 - 2004) , and CFL (1991 to 1994). Mr. Campbell obtained his bachelor’s degree specialized in Sports Administration in 1984 from Laurentian University in Sudbury, Ontario Canada.

Britt Jennings is a director of the Company. A description of Mr. Jennings background and business experience is provided under “Proposal No. 1 Election of Directors.”

John JJ Coyne is our Executive Vice President and a director. A description of Mr. Coyne’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Michael McCarthy is our Senior Vice President of Football Operations. With over 45 years of experience in the sports industry, Mr. McCarthy has a proven track record of managing professional football teams in both Canada and the United States. His success in football operations has been based on a combination of having the ability to evaluate and select championship talent and build relationships with the head coach and assistants. Mr. McCarthy pays attention to detail, understands business plans and executes within budget.

Kevin McLenithan is our Vice President of Sales & Marketing as well as Investor Relations. Previously, Mr. McLenithan was an Associate Vice President with Morgan Stanley from April 2011 to April 2019. Prior to that he was a Supply Officer with the rank of Lieutenant Commander in the U.S. Navy. He was commissioned from the United States Naval Academy in 2000, graduating with a BS in Economics. Mr. McLenithan served from August 2000 served until February of 2014 in both active and reserve capacities.

Steve Videtich is our Vice President of Team Interface. With over 25 years in pro football, Steve brings a unique skill set to the Company as he has been a player, coach, and general manager. Mr. Videtich has experience at both the Team and League levels and understands the challenges of starting from scratch and growing a professional sports organization. After graduating and finishing his college career at North Carolina State University, Steve found his way to the Arena Football League where he would enjoy an outstanding career from 1996-2008, highlighted by two Kicker of the Year Awards. During this time, he found his passion with the business aspects of sports. Spending his off seasons working with teams in the AFL and MLS as well as the AFL League Offices in New York City, Steve grew his knowledge and understanding of sports business. After retiring from playing, Mr. Videtich was named the general manager of the Utah Blaze in 2009.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended April 30, 2022, our “named executive officers” and their positions were as follows:

•	Frank Murtha, Chief Executive Officer, Chief Technology Officer, Chairman of the Board
•	Gregory Campbell, Chief Financial Officer
•	John JJ Coyne, Executive Vice President
•	Michael McCarthy, Senior Vice President of Football Operations
•	Kevin McLenithan, Vice President of Sales & Marketing as well as Investor Relations
•	Steve Videtich, Vice President of Team Interface

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended April 30, 2022 and 2021. We refer to these individuals as our “named executive officers.”

Summary Compensation Table — Executive Officers

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)

Frank Murtha	2022	16,827	0	62,500	31,250	131,500	242,077
President, CEO and Director (1) (2)	2021	0	0	0	0	154,000	154,000

Gregory Campbell	2022	25,385	0	0	0	1,500	26,885
Chief Financial Officer (4)	2021	0	0	0	0	0	0

Britt Jennings	2022	0	0	0	0	0	0
Director (2)	2021	0	0	0	0	0	0

John JJ Coyne	2022	14,423	0	31,250	18,750	14,482	78,905
Executive Vice President and Director (5)	2021	0	0	0	0	0	0

Richard Nichols	2022	14,423	0	18,750	6,250	0	39,423
Chief Operating Officer (6) (11)	2021	0	0	0	0	0	0

Willian J. Lyons	2022	14,423	0	3,125	3,125	0	20,673
Chief Marketing Officer (2) (7)	2021	0	0	0	0	0	0

Michael McCarthy	2022	14,423	0	18,750	6,250	1,000	40,423
Senior Vice President of Football Operations (8)	2021	0	0	0	0	0	0

Kevin McLenithan	2022	12,019	0	5,625	6,250	4,667	28,561
Vice President of Sales, Marketing and IR (9)	2021	0	0	0	0	0	0

Steve Videtich	2022	12,019	0	9,375	6,250	0	27,644
Vice President of Team Interface	2021	0	0	0	0	0	0

1.

Mr. Murtha compensation for 2022 is (1) $16,827 salary from February 28, 2022 to April 30, 2022 as the CEO and President of the Company (2) $100,000 for a consulting agreement effective May 1, 2021 through February 1, 2022 as the Contract CEO and President of the Company, (3) $62,500 of stock grant compensation, (4) $31,250 of warrant grant compensation and (5) $31,500 for home office expenses reimbursed by the Company. Compensation for 2021 is (3) $120,000 for a consulting agreement effective May 1, 2020 as the Contract President and CEO of the Company, that provides $10,000 monthly for services provided and (2) $34,000 for home office expenses reimbursed by the Company.

2.	Mr. Murtha became the sole Board member of the Company on February 18, 2020. Mr. Coyne, Mr. Lyons, and Mr. Jennings were appointed to the Board of Directors on February 20, 2020.
3.	On June 22, 2020, Mr. Lyons resigned his position with the Board of Directors, effective August 1, 2020. On August 4, 2022, Mr. Lyons resigned his position as Chief Marketing Officer of the Company.
4.

Mr. Campbell was appointed as the Chief Financial Officer of the Company on February 1, 2022 and his compensation for 2022 is (1) $25,385 of salary for which $10,962 is accrued and unpaid and (2) $1,500 of consulting fees.

5.

Mr. Coyne compensation for 2022 is (1) $14,423 salary from February 28, 2022 to April 30, 2022 as the Executive Vice President of the Company (2) $31,250 of stock grant compensation, (3) $18,750 of warrant grant compensation and (4) $14,482 of consulting fees.

6.

Mr. Nichols compensation for 2022 is (1) $14,423 salary from February 28, 2022 to April 30, 2022 as the Chief Operating Officer of the Company (2) $18,750 of stock grant compensation and (3) $6,250 of warrant grant compensation.

7.

Mr. Lyons compensation for 2022 is (1) $14,423 salary from February 28, 2022 to April 30, 2022 as the Chief Marketing Officer of the Company (2) $3,125 of stock grant compensation and (3) $3,125 of warrant grant compensation.

8.

Mr. McCarthy compensation for 2022 is (1) $14,423 salary from February 28, 2022 to April 30, 2022 as the Senior Vice President of Football Operations of the Company (2) $18,750 of stock grant compensation, (3) $6,250 of warrant grant compensation and $1,000 of consulting fees.

9.

Mr. McLenithan compensation for 2022 is (1) $12,019 salary from February 28, 2022 to April 30, 2022 as the Vice President of Sales, Marketing and Investor Relations of the Company (2) $5,625 of stock grant compensation, (3) $6,250 of warrant grant compensation and $4,667 of consulting fees.

10.

Mr. Videtich compensation for 2022 is (1) $12,019 salary from February 28, 2022 to April 30, 2022 as the Vice President of Team Interface of the Company (2) $9,375 of stock grant compensation and (3) $6,250 of warrant grant compensation.

11.	On July 2, 2022, Mr. Nichols resigned his position as Chief Operating Officer of the Company.

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options(#) exercisable (b)	Number of securities underlying unexercised options(#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)

Frank J. Murtha	1,200,000	0	0	0.05	07/14/2024	0	0	0	0
President and Chief Executive Officer	2,500,000	0	0	0.07	01/31/2024	0	0	0	0

Gregory Campbell	0	0	0	0	0	0	0	0	0
Chief Financial Officer

John JJ Coyne	1,500,000	0	0	0.07	01/31/2024	0	0	0	0
Executive Vice President

William J. Lyons
Chief Marketing Officer (2)

Richard Nichols
Chief Operating Officer (1)	500,000	0	0	0.07	01/31/2024	0	0	0	0

Michael McCarthy
Senior Vice President of Football Operations	500,000	0	0	0.07	01/31/2024	0	0	0	0

Kevin McLenithan
Vice President of Sales, Marketing and Investor Relations	500,000	0	0	0.07	01/31/2024	0	0	0	0

Steve Videtich
Vice President of Team Interface	500,000	0	0	0.07	01/31/2024	0	0	0	0

(1)	On July 2, 2022, Mr. Nichols resigned his position as Chief Operating Officer of the Company.
(2)	On August 4, 2022, Mr. Lyons resigned his position as Chief Marketing Officer of the Company.

Compensation Committee

The Company does not have a compensation committee, and this is due to the Company’s development stage, lack of business operations, the small number of executive officers, and the fact that the Company operates with no employees at this time. The Company plans that the entire Board of Directors will actively participate in the consideration of executive officer and director compensation. The Company will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED

STOCKHOLDER MATTERS

Common Stock

The following table sets forth, as of October 18, 2022, the number and percentage of the 829,565,300 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after September 15, 2022. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after October 3, 2022, are included for that person or group but not for any other person or group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class Owned (1)(2)
Frank Murtha, President, Chief Executive Officer and Director (3)	6,234,580	0.8%
Gregory Campbell, Chief Financial Officer	0	0.0%
John JJ Coyne, Executive Vice President and Director	2,520,000	0.3%
Britt Jennings, Director (4)	37,900,000	4.7%
Michael McCarthy, Senior Vice President of Football Operations	1,515,000	0.2%
Kevin McLenithan, Vice President of Sales, Marketing and Investor Relations	450,000	0.1%
Steve Videtich, Vice President of Team Interface	765,000	0.1%
All executive officers and directors as a group (10 persons)	51,134,580	6.4%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Effective November 16, 2018, the Company entered into a Master Business Agreement (“Master Agreement”) with BDB Entertainment, Inc. to provide the following services related to the Company’s planned 2019 football season: (1) marketing and communications, (2) sponsorship development and sales, (3) distribution and broadcasts and (4) production and show creation. The consulting firm is owned by the William Lyons, the Chief Marketing Officer of the Company.

Effective December 31, 2020, the Master Agreement was changed to reflect a different entity controlled by Chief Marketing Officer, William Lyons Associates, Inc., and has a term through July 31, 2022, by virtue of an extension. The Master Agree provides for both cash and common stock payments for each of the above four service areas. The services to be provided are contingent on the Company obtaining a minimum $3,000,000 of investor funding by July 31, 2022, by virtue of an extension.

At April 30, 2022 and 2021, the Company has recorded $210,868 and $177,868, respectively of accounts payable – related parties for Company related expenses. The April 30, 2022, balance of $210,868 is comprised of (1) $199,500 owed to the President, CEO, and member of the Board of Directors for payments made on behalf of the Company, (2) $10,961 owed to the Chief Financial Officer of the Company, (3) $336 owed to the Senior Vice President of Football Operations and (4) $71 owed to the Vice President of Team Interface.

The $199,500 owed to the President, CEO and member of the Board of Directors includes $161,200 of expenses related to a consulting agreement with the Company, $36,800 of expenses related to an office in home and $1,500 of advances made to the Company. The $10,962 owed to the Chief Financial Officer of the Company is for the accrual of unpaid payroll from February 1, 2022, to February 25, 2022. The $336 owed to the Senior Vice President of Football Operations and $71 owed to the Vice President of Team Interface are for accrued and unpaid expenses paid on behalf of the Company.

On March 5, 2020, and August 12, 2020, a member of the Board of Directors, provided $55,000 of proceeds to the Company through the issuance of two Note Payables, one for $25,000 and another for $30,000. The Note Payable terms include an annual interest rate of 10% and are both due and payable on September 30, 2022, by virtue of an extension. For the years ended April 30, 2022, and 2021, the Company recorded $5,500 and $4,645 of interest expense in the accompanying Statements of Operations and at April 30, 2022 and 2021, the Company has recorded $10,529 and $5,029 of accrued interest, related party in the accompanying Balance Sheets.

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors and any future receipt of awards under our Plan, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2022 Annual Meeting as described in this Proxy Statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2021 were complied with by each person who at any time during the 2021 fiscal year was a director or an executive officer or held more than 10% of our common stock.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2023 Annual Meeting of stockholders they must have been received by us no later than October 10, 2022. Since the Company did not hold an annual meeting the previous year, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. We have determined that October 15 is a reasonable date. Such proposals should be directed to Major League Football, Inc., 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder, the proposed action, etc.). The provisions set forth in the Bylaws do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement, notwithstanding the Bylaws, if it is permitted and within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

The “Notice Period” for proxy solicitation in support of its director nominees other than the Company’s nominees is the period not less than 40 days nor more than 60 days prior to the one-year anniversary of the date on which the Company mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Period for stockholder nominees of directors at the 2023 annual meeting of stockholders will start on May 29, 2023, and end on June 28, 2023. However, if the date of the 2023 annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the 2022 Annual Meeting, the Notice Period will instead start 120 days prior to the 2023 annual meeting of stockholders and end on the later of (i) 90 days prior to such meeting or (ii) the 10th day following our first public announcement of the date of the 2023 annual meeting of stockholders. In the case of proxy solicitation in support of its director nominees, the soliciting stockholder must comply with all of the notice requirements set forth in Rule 14a-19(b) of the Exchange Act.

This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our bylaws. You can obtain a copy of the relevant bylaw provisions by writing to the Company at the address above or to email the Company at https://irsites.com/mlfb/ [irsites.com], or by accessing the Company’s filings on the SEC’s website at www.sec.gov.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2022 Annual Meeting. However, should any other matters properly come before the 2022 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Major League Football, Inc. 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202, by registered, certified or express mail or by calling the Company at (847) 924-4332.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

The 2022 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2022 Annual Report on Form 10-K are available on our website at https://investors.americanbatterytechnology.com/. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to Major League Football, Inc., 15515 Lemon Fish Drive, Lakewood Ranch, FL 34202. The Company’s copying costs will be charged if exhibits to the 2022 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

October 28, 2022, By Order of the Board of Directors

/s/ Frank Murtha
Name: Frank Murtha
Title: Chief Executive Officer

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